PROSPECTUS  |  MAY 1, 2026

AB Variable Products Series Fund, Inc.

Class A Prospectus

AB VPS

Large Cap Growth Portfolio Sustainable Global Thematic Portfolio

This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB VPS Large Cap Growth Portfolio

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and Examples below do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses in the Annual Portfolio Operating Expenses table and Examples below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%

Other Expenses:
Transfer Agent	0.00%	(a)
Other Expenses	0.05%

Total Other Expenses	0.05%

Total Annual Portfolio Operating Expenses	0.65%

(a)	Amount is less than 0.01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$66

After 3 Years	$208

After 5 Years	$362

After 10 Years	$810

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in common stocks of large-capitalization companies.

For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index. While the market capitalizations of companies in the Russell 1000® Growth Index ranged from approximately $1.1 billion to $4.5 trillion as of December 31, 2025, the Portfolio normally invests in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Adviser allocates the Portfolio’s investments among broad sector groups based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The percentage allocations among market sectors may vary and market sectors in which the Portfolio invests may change as companies’ potential for growth within a sector matures and new trends for growth emerge. At any period in time, the Portfolio’s portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or conflicts, any of which can affect large portions of the securities markets. It includes the risk that a particular style of investing may underperform the market generally.

•

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

•

Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•

how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Portfolio invests.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 25.88%, 2nd quarter, 2020; and Worst Quarter was down -18.20%, 2nd quarter, 2022.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Portfolio	13.13%	12.04%	16.17%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
John H. Fogarty	Since 2012	Senior Vice President of the Adviser

Vinay Thapar	Since 2018	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 11 in this Prospectus.

AB VPS Sustainable Global Thematic Portfolio

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and Examples below do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses in the Annual Portfolio Operating Expenses table and Examples below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%

Other Expenses:
Transfer Agent	0.00%	(a)
Other Expenses	0.25%

Total Other Expenses	0.25%

Acquired Fund Fees and Expenses	0.01%

Total Annual Portfolio Operating Expenses	1.01%

Fee Waiver and/or Expense Reimbursement(b)	(0.05)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%

(a)	Amount is less than 0.01%.

(b)

The Adviser has contractually agreed to waive its management fee and/or to bear expenses of the Portfolio in order to reduce total Portfolio operating expenses, on an annualized basis, by 0.05% of the Portfolio’s average daily net assets. Additionally, in connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. Each of the agreements will remain in effect until May 1, 2027 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, these agreements will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$98

After 3 Years	$317

After 5 Years	$553

After 10 Years	$1,232

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio pursues opportunistic growth by investing in a global universe of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the United Nations Sustainable Development Goals (“SDGs”). These themes principally include the advancement of climate, health and empowerment. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of issuers located throughout the world that satisfy the Portfolio’s sustainable thematic criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Portfolio invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s risks, including those related to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors, the Portfolio will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons or tobacco.

The Adviser considers a large universe of companies worldwide for investment. The Portfolio typically invests primarily in mid- to large-capitalization companies and invests, to a lesser degree, in small-capitalization companies.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

Currency exposures can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser may seek to hedge the currency exposure resulting from a securities position when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. Decisions regarding portfolio investments and whether to hedge currency exposure are evaluated separately by the Adviser. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

PRINCIPAL RISKS

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or conflicts, any of which can affect large portions of the securities markets. It includes the risk that a particular style of investing may underperform the market generally.

•

Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

•

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Portfolio’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed, less liquid and are subject to increased potential for market manipulation, and increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

•

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 27.08%, 2nd quarter, 2020; and Worst Quarter was down -17.55%, 2nd quarter, 2022.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Portfolio	6.32%	3.28%	10.08%
MSCI AC World Index (Net) (reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)	22.34%	11.19%	11.72%

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Edward Bryan	February 2026	Senior Vice President of the Adviser

Benjamin Ruegsegger	Since 2023	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 11 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

•	PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolios offer their shares through the separate accounts of participating life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolios’ shares.

•	TAX INFORMATION

Each Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of each Portfolio. See the prospectus of the separate account of the Insurer for U.S. federal income tax information.

•	PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’ STRATEGIES, RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Portfolios’ investment strategies, practices and risks, including principal and non-principal strategies and risks. This Prospectus does not describe all of a Portfolio’s investment practices that are non-principal strategies or all of the related risks of such strategies; additional descriptions of each Portfolio’s strategies, investments, and risks can be found in the Portfolios’ Statement of Additional Information (“SAI”). The registered investment companies for which the Adviser serves as investment adviser are referred to collectively as the “AB Funds Complex,” while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively as the “AB Funds”.

ESG INTEGRATION

The following applies to AB VPS Large Cap Growth Portfolio and AB VPS Sustainable Global Thematic Portfolio. The Adviser integrates material environmental, social and governance (“ESG”) considerations into its research and investments analysis with the goal of maximizing return and considering risk within the Portfolio’s investment objective and strategies. The Adviser analyzes the practices of companies and issuers to identify potentially material ESG factors that can vary across companies and issuers. ESG considerations may include but are not limited to environmental impact, corporate governance and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments.

For additional information with respect to the ESG integration for AB VPS Sustainable Global Thematic Portfolio, please refer to the Portfolio’s Principal Strategies section in this Prospectus.

SUSTAINABLE INVESTMENT THEMES

AB VPS Sustainable Global Thematic Portfolio’s sustainable investment themes include the advancement of health, climate, and empowerment, and align with one or more of the United Nations Sustainable Development Goals (“SDGs”).

The SDGs, adopted by 193 countries in 2015, are the world’s shared plan to end extreme poverty, reduce inequality, and protect the planet by 2030. The SDGs are a collection of 17 global goals: no poverty; zero hunger; good health and well-being; quality education; gender equality; clean water and sanitation; affordable and clean energy; decent work and economic growth; industry, innovation, and infrastructure; reduced inequalities; sustainable cities and communities; responsible consumption and production; climate action; life below water; life on land; peace, justice and strong institutions; and partnerships for the goals.

The SDGs provide the Adviser a helpful framework for identifying sustainable investment themes and potential investments. The Portfolio’s Climate theme investments consist of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Portfolio’s Climate theme, for example, aligns with SDGs such as climate action; affordable and clean energy; and clean water and sanitation. The Portfolio’s Health theme investments consist of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional wellbeing. The Portfolio’s Health theme aligns with SDGs such as good health and well-being; and clean water and sanitation. The Portfolio’s Empowerment theme investments consist of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion. The Portfolio’s Empowerment theme aligns with SDGs such as quality education; decent work and economic growth; and no poverty.

MARKET RISK

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism tariffs and trade disputes, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on a Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for a Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolios’ assets may decline. Advancements in technology may adversely impact markets and the overall performance of a Portfolio. For example, as artificial intelligence is used more widely, the profitability and growth of individual Portfolio holdings may be impacted, which could significantly impact the overall performance of a Portfolio. All of these factors, individually or collectively, could negatively impact a Portfolio.

DERIVATIVES

Each Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Portfolio’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” transactions that are privately negotiated and where the Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.

A Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s investment (in some cases, the potential loss is unlimited).

The Portfolios’ investments in derivatives may include, but are not limited to, the following:

•

Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The Portfolios’ investments in forward contracts may include the following:

–

Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Portfolio, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

•

Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

A Portfolio may purchase or sell futures contracts and options thereon, among other things, to permit the Portfolio to increase (or decrease) its effective maturity and duration, for yield curve positioning, to gain exposure to rates in various countries, and to hedge against changes in interest rates, the price of securities (through index futures or options) or the value of currencies. A Portfolio may also take positions in futures contracts in seeking to enhance income. The Portfolio may purchase or sell futures contracts on foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios’ investments in options include the following:

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Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Options on Securities. A Portfolio may purchase or write a put or call option on securities. A Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.

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Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds, or ETFs, at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

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Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps), or indices for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (the “SEC”) has adopted similar execution and clearing requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. The Portfolios’ investments in swap transactions include the following:

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Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps.

Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Portfolio’s portfolio or to protect against an increase in the price of securities that a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities. Interest rate swaps may be used by the Portfolio to leverage its investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances, to increase (or decrease) its effective maturity and duration, for yield curve positioning, or to gain exposure to rates in various countries. The Portfolio may take positions in interest rate swaps for hedging purposes or in seeking to enhance income.

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Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

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Variance Swaps. A Portfolio may enter into variance swaps from time to time to hedge market risk or adjust exposure to the markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). “Variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term.

•	Other Derivatives and Strategies

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Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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Synthetic Foreign Equity Securities. The Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by a Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, equity securities of an international company or receive a cash payment (generally in U.S. Dollars), if applicable. The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying equity securities at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the equity securities relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly, which may disadvantage such holder. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

A Portfolio will only acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the instruments. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

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Eurodollar Contracts. Eurodollars are time deposits denominated in U.S. Dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio may use Eurodollar instruments to hedge against changes in the reference rate.

CONVERTIBLE SECURITIES

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody’s Ratings (“Moody’s”) or BBB-or lower by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or the equivalent rating by any other nationally recognized statistical rating organization (“NRSRO”), and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of credit ratings, see Appendix A—Bond Ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES

A Portfolio may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated or traded in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. “Semi-governmental securities” are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

A Portfolio may invest in TBA-mortgage-backed securities. A TBA or “To Be Announced” trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Each Portfolio limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940 (the “1940 Act”), the term “illiquid securities” means any security or investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be more difficult to trade than other types of securities.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

A Portfolio may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. There are numerous types of index ETFs and actively-managed ETFs, including those offering exposure to broad or narrow segments of the equity, fixed-income, commodities and foreign currencies markets. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its net asset value, or NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Portfolios may invest, and have invested from time to time, in investment companies other than ETFs, including funds in the AB Funds Complex that are mutual funds (“AB Mutual Funds”), as permitted by the 1940 Act, and the rules and regulations or exemptive orders thereunder. As with ETF investments, if a Portfolio acquires shares in other investment companies, Contractholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Portfolio’s expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Portfolio’s investments in other investment companies, including ETFs, subject the Portfolio indirectly to the underlying risks of those investment companies.

LOANS OF PORTFOLIO SECURITIES

For the purpose of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding interpretations of or exemptive orders under the 1940 Act. Under a Portfolio’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate”, or fee paid by the borrower to the Portfolio in connection with the loan). If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Portfolio.

A Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

A Portfolio will invest any cash collateral in shares of a money market fund approved by the Portfolio’s Board of Directors (the “Board”) and expected to be managed by the Adviser. Any such investment will be at the Portfolio’s risk. A Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.

PREFERRED STOCK

A Portfolio may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS

A Portfolio may enter into repurchase agreements. In a repurchase agreement transaction, the Portfolio buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Portfolio lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which a Portfolio will sell the collateral back is specified in advance, a Portfolio is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Portfolio would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES

A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS

Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED PRODUCTS

A Portfolio may invest in certain hybrid derivatives-type instruments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Portfolio may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Portfolio’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES

Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and “lock in” a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investments in the Portfolios involve the risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES

Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Sanctions and other similar actions imposed by the U.S. or a foreign country, including those against specific issuers and individuals, may restrict, and in some cases have restricted, a Portfolio’s ability to purchase or sell foreign securities or access income received on foreign securities, or may require a Portfolio to divest its holdings of foreign securities, which could adversely affect, and in some cases have adversely affected, the value and liquidity of such holdings. The imposition of sanctions and other similar actions could also adversely affect global sectors and economies and thereby negatively affect the value of a Portfolio’s investments beyond any direct exposure to the countries or regions subject to the sanctions. In addition, the securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when the Portfolios are open for business. Under these circumstances, a Portfolio will be unable to add to or exit its positions in certain foreign securities even though it may otherwise be attractive to do so.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio’s investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio’s investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers. In certain instances, issuers of securities in foreign jurisdictions are owned or controlled directly or indirectly by governmental authorities or military organizations. Securities of such issuers present risks in addition to general market risks of investing in the jurisdiction or country or region. These risks include political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, and confiscatory taxation, which could adversely affect the performance of the issuers and the value of the securities in which a Portfolio has invested.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, public health crises (including the occurrence of a contagious disease or illness), revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolios than that provided by U.S. laws.

Geopolitical conflicts, military conflicts and wars may result in market disruptions in the affected regions and globally. Russia’s large-scale invasion of Ukraine and the wars involving Israel, Iran and other countries in the Middle East, and responses to such conflicts by governments and intergovernmental organizations have resulted, and may continue to result, in market disruptions. Future market disruptions, as a result of these conflicts, are impossible to predict, but could be significant and have a severe adverse effect on the regions and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. The Chinese government is involved in a longstanding dispute with Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment include:

Argentina Bangladesh Belize Brazil Bulgaria Chile China Colombia Croatia Czech Republic Dominican Republic Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya Lebanon Lithuania Malaysia Mexico Mongolia Nigeria Pakistan Panama Peru	Philippines Poland Qatar Saudi Arabia Senegal Serbia South Africa South Korea Sri Lanka Taiwan Thailand Turkey Ukraine United Arab Emirates Uruguay Venezuela Vietnam

Countries may be added to or removed from this list at any time.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in the securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict the Portfolio’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in securities denominated in or traded in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the SEC to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent a Portfolio invests in the securities of a company whose securities become subject to such a trading prohibition, the Portfolio’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. A Portfolio would also have to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

U.S. Economic Trading Partners. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which a Portfolio may invest. Consequently, the economic conditions in such foreign countries may be impacted by changes in the U.S. economy. A decrease in U.S. imports or exports, changes in trade and financial regulations or tariffs, fluctuations in exchange rates or an economic slowdown in the United States may have material adverse effects on a foreign country’s economic conditions and, as a result, securities to which the Portfolio has exposure.

Circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government debt, such as reaching the legislative “debt ceiling”. Such non-payment would likely have negative impacts on the U.S. economy and the global financial system.

There are strained relations between the United States and certain foreign countries, including traditional allies (such as certain European countries) and historical adversaries (such as North Korea, Iran, China and Russia). If these relations were to worsen, such change could adversely affect U.S. issuers and non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, there may be an adverse impact on the U.S. economy and issuers in which the Portfolio may invest.

FOREIGN (NON-U.S.) CURRENCIES

A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. Governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio’s NAV to fluctuate.

MANAGEMENT RISK—QUANTITATIVE MODELS

The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Portfolio to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES

Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS

A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

AB Variable Products Series (VPS) Fund’s (the “Fund”) Board may change a Portfolio’s investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days’ prior written notice of any change to the Portfolio’s investment objective. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AB VPS Large Cap Growth Portfolio, will not change such policy without 60 days’ prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment-grade or high-quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS

The Portfolios’ SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio’s portfolio holdings.

CYBER SECURITY RISK

As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Portfolio or its service providers or the issuers of securities in which a Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since a Portfolio does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Portfolio invests.

Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or a Portfolio’s service providers

(including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Portfolios and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to a Portfolio and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

INVESTING IN THE PORTFOLIOS

HOW TO BUY AND SELL SHARES

The Portfolios offer their shares through the separate accounts of the Insurers. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on how to purchase and sell the Portfolios’ shares. AllianceBernstein Investments, Inc. (“ABI”) may, from time to time, receive payments from Insurers in connection with the sale of the Portfolios’ shares through the Insurers’ separate accounts.

The NAV of each of the Portfolios is available by calling (800) 221-5672.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers’ customers, or Contractholders, who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under “Policy Regarding Short-Term Trading”.

The purchase or sale of a Portfolio’s shares is priced at the next-determined NAV after the order is received in proper form.

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Portfolios expect that it will typically take up to three business days following the receipt of a redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day a request is received in proper form by a Portfolio by the close of regular trading on any day the New York Stock Exchange (the “Exchange”) is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. A Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, a Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	defrayal of costs for educational seminars and training;
-	additional distribution support; and
-	payments related to providing Contractholder recordkeeping and/or administrative services.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance

In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers’ employees and/or their clients and potential clients and may include payments for distribution and analytical data pertaining to Portfolio sales by the Insurer. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2026, ABI’s additional payments to these firms for educational support and distribution assistance related to the Fund’s Portfolios are expected to be approximately $360,000. In 2025, ABI paid additional payments to these firms for educational support and distribution assistance related to the Fund’s Portfolios of approximately $360,000.

If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

AuguStar Financial

Brighthouse Financial, Inc.

Corebridge Financial

Equitable Financial Life Insurance Company

Jackson National Life Distributors, Inc.

Lincoln Financial Distributors, Inc.

New York Life Insurance Company

Protective Life Insurance Company

Prudential Financial

RiverSource Life Insurance Company

Transamerica Capital LLC

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder’s financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder’s ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float, has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Portfolios may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios to the extent they are detected by the procedures described below, subject to the Fund’s ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. (“ABIS”) Contractholders’ transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing each individual Insurer’s omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers’ omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer’s omnibus account(s) will be immediately “blocked” and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund’s ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be “locked” into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder’s risk profile. To rectify this situation, a Contractholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer’s omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolios apply their surveillance procedures to Insurers. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio’s NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when Contractholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Portfolio’s Board. Pursuant to these procedures, the Adviser, as each Portfolio’s “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, is responsible for making all fair value determinations relating to a Portfolio’s portfolio investments, subject to oversight by the Portfolio’s Board. When making a fair value determination, the Adviser may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market quotations are not readily available or deemed unreliable (including restricted securities). The Portfolios use fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures con-

tracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instruments.

The Adviser has established a valuation committee of senior officers and employees of the Adviser (“Valuation Committee”) to fulfill the Adviser’s responsibilities as each Portfolio’s valuation designee, which operates under the policies and procedures approved by the Board, to value a Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolios’ assets is available in the Portfolios’ SAI.

MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio’s adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser managing client accounts with assets as of December 31, 2025, totaling approximately $867 billion (of which over $162 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2025, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 11 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 33 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 26 registered investment companies managed by the Adviser, comprising approximately 91 separate investment portfolios, had as of December 31, 2025 approximately 1.9 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Adviser for the fiscal year ended December 31, 2025 as a percentage of average daily net assets:

Portfolio	Fee as a Percentage of Average Daily Net Assets
AB VPS Large Cap Growth Portfolio	0.60%
AB VPS Sustainable Global Thematic Portfolio	0.69	%*

*	Fees are stated net of any advisory fee waivers. See “Fees and Expenses of the Portfolio” in the Summary Information at the beginning of this Prospectus for more information about waivers.

A discussion regarding the basis for the Board’s most recent approval of each Portfolio’s investment advisory agreement is available in the Portfolio’s Form N-CSR for the fiscal year ended December 31, 2025.

The Adviser acts as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, AB VPS Sustainable Global Thematic Portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team.

The following table lists the persons within the Sustainable Thematic Equities Investment Team with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Edward Bryan; since February 2026; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021.

Benjamin Ruegsegger; since 2023; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021. He is also Chief Investment Officer of Sustainable Thematic Equities.

The day-to-day management of, and investment decisions for, AB Large Cap Growth Portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team.

The following table lists the persons within the U.S. Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
John H. Fogarty; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021. He is also Co-Chief Investment Officer of US Growth Equities and US Relative Value.

Vinay Thapar; since 2018; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021. He is also Co-Chief Investment Officer of US Growth Equities.

The Portfolios’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distributions are expected to be made in shares of each Portfolio.

See the prospectus of the separate account of the Insurer for U.S. federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may “pass-through” to its Contractholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY

Nationally Recognized Statistical Rating Organizations, or NRSROs, are credit rating agencies registered with the SEC. NRSROs assess the creditworthiness of an obligor as an entity or with respect to specific securities or money market instruments. A list of credit rating agencies currently registered as NRSROs can be found on the SEC’s website (http://www.sec.gov).

Non-U.S. Company or non-U.S. Issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenue from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on an exchange in a foreign country.

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies (the largest 1,000 U.S. companies by capitalization) with relatively higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that a Contractholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, a Contractholder’s return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose report, along with each Portfolio’s financial statements, are included in each Portfolio’s Form N-CSR for its most recent fiscal year, which was filed with the SEC and is available upon request.

AB VPS Large Cap Growth Portfolio

	CLASS A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$89.31	$74.50	$58.90	$93.09	$77.09

Income From Investment Operations
Net investment income (loss)(a)(b)	(.07)	(.04)	.11	(.05)	(.19)
Net realized and unrealized gain (loss) on investment transactions	11.47	18.41	20.12	(25.48)	22.16
Contributions from Affiliates	–0–	–0–	.00 (c)	–0–	–0–

Net increase (decrease) in net asset value from operations	11.40	18.37	20.23	(25.53)	21.97

Less: Dividends and Distributions
Dividends from net investment income	–0–	(.05)	–0–	–0–	–0–
Distributions from net realized gain on investment transactions	(8.16)	(3.51)	(4.63)	(8.66)	(5.97)

Total distributions	(8.16)	(3.56)	(4.63)	(8.66)	(5.97)

Net asset value, end of period	$92.55	$89.31	$74.50	$58.90	$93.09

Total Return
Total investment return based on net asset value(d)*	13.13%	25.26%	35.13%	(28.51)%	28.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$390,630	$375,852	$330,245	$260,596	$389,051
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.65%	.65%	.65%	.65%	.65%
Expenses, before waivers/reimbursements(e)‡	.65%	.65%	.66%	.65%	.65%
Net investment income (loss)(b)	(.07)%	(.04)%	.17%	(.07)%	(.22)%
Portfolio turnover rate	22%	27%	30%	34%	17%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.01%	.00%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2023, such waiver amounted to .01%.

*

Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2025 and December 31, 2024 by .01% and .11%, respectively.

AB VPS Sustainable Global Thematic Portfolio

	CLASS A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$35.13	$33.17	$30.42	$46.20	$42.40

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.06	.10	.07	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13	2.00	4.68	(12.25)	9.46

Net increase (decrease) in net asset value from operations	2.19	2.06	4.78	(12.18)	9.36

Less: Dividends and Distributions
Dividends from net investment income	–0–	–0–	(.09)	–0–	–0–
Distributions from net realized gain on investment transactions	(4.49)	(.10)	(1.94)	(3.60)	(5.56)

Total dividends and distributions	(4.49)	(.10)	(2.03)	(3.60)	(5.56)

Net asset value, end of period	$32.83	$35.13	$33.17	$30.42	$46.20

Total Return
Total investment return based on net asset value(c)	6.32%	6.21%	16.01%	(26.98)%	22.87%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,761	$62,599	$58,246	$52,543	$70,723
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.95%	.91%	.92%	.90%	.88%
Expenses, before waivers/reimbursements(d)‡	1.00%	.96%	.97%	.96%	.93%
Net investment income (loss)(b)	.16%	.17%	.32%	.20%	(.22)%
Portfolio turnover rate	72%	47%	32%	43%	24%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.00%	.00%	.00%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, for the year ended December 31, 2025, such waiver amounted to .01%.

APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Portfolios” in this Prospectus about the effect of a Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under “Fees and Expenses of the Portfolios”. There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

AB VPS Large Cap Growth Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$68.25	$10,431.75
2	10,431.75	521.59	10,953.34	71.20	10,882.14
3	10,882.14	544.11	11,426.25	74.27	11,351.98
4	11,351.98	567.60	11,919.58	77.48	11,842.10
5	11,842.10	592.11	12,434.21	80.82	12,353.39
6	12,353.39	617.67	12,971.06	84.31	12,886.75
7	12,886.75	644.34	13,531.09	87.95	13,443.14
8	13,443.14	672.16	14,115.30	91.75	14,023.55
9	14,023.55	701.18	14,724.73	95.71	14,629.02
10	14,629.02	731.45	15,360.47	99.84	15,260.63
Cumulative		$6,092.21		$831.58

AB VPS Sustainable Global Thematic Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$100.80	$10,399.20
2	10,399.20	519.96	10,919.16	110.28	10,808.88
3	10,808.88	540.44	11,349.32	114.63	11,234.69
4	11,234.69	561.73	11,796.42	119.14	11,677.28
5	11,677.28	583.86	12,261.14	123.84	12,137.30
6	12,137.30	606.87	12,744.17	128.72	12,615.45
7	12,615.45	630.77	13,246.22	133.79	13,112.43
8	13,112.43	655.62	13,768.05	139.06	13,628.99
9	13,628.99	681.45	14,310.44	144.54	14,165.90
10	14,165.90	708.30	14,874.20	150.23	14,723.97
Cumulative		$5,989.00		$1,265.03

*

Expenses are net of any applicable fee waivers and expense reimbursements by the Adviser in the first year. Thereafter, the expense ratio reflects the Portfolio’s operating expenses as reflected under “Fee and Expenses of the Portfolio” before the waiver and expense reimbursement in the Summary information at the beginning of this Prospectus.

A-1

For more information about the Portfolios, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS AND FORM N-CSR FILINGS

The Portfolios’ annual and semi-annual reports to Contractholders and filings on Form N-CSR contain additional information on the Portfolios’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during its last fiscal year. In the Portfolios’ filings on Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios’ SAI and the independent registered public accounting firm’s report and financial statements in each Portfolio’s Form N-CSR for its most recent fiscal year are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report, the SAI or other information such as Portfolio financial statements, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

You may also view reports and other information about the Portfolios, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398